Supplement to the
Fidelity® Institutional Short-Intermediate Government Fund
January 29, 2006
Prospectus

The following information replaces the similar information found in the "Fund Management" section beginning on page 23.

Brett Kozlowski is vice president and manager of Institutional Short-Intermediate Government Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

ISIG-06-01 October 15, 2006
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